EXHIBIT 4.1

                                  INACOM CORP.
                                  COMMON STOCK
              Incorporated under the laws of the State of Delaware

No. Shares

                       See Reverse For Certain Definitions

                                                         CUSIP 45323G109








         This Certifies that __________________________________________________
is the owner of Full paid and non-assessable shares, of the common stock, with a par value of $.10 per share of InaCom Corp.: transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent) to all of which provisions each holder by acceptance of this Certificate assents.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated

Secretary                                President


Countersigned and registered:
First National Bank of Omaha (Omaha, Nebraska)
Transfer Agent and Registrar,

By_________________________________
  Authorized Officer


                                                        (Corporate Seal)


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common
  UNIF GIFT MIN ACT --______Custodian________
                      (Cust)          (Minor)
  under Uniform Gifts to Minors Act _____________
                                        (State)
  TEN ENT -- as tenants by the entireties
  JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

__________________________________________________________________________

     For value received ________________________ hereby sell, assign and transfer unto________________________________________________________

Please insert social security or other identifying number of assignee ___________________

__________________________________________________________________________

__________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

__________________________________________________________________________

__________________________________________________________________________

_________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,______________________________

                                          _______________________________

                                          _______________________________
                                            Signature of stockholder(s)

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
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